Exhibit 10.2

INTERNATIONAL GAME TECHNOLOGY
Exhibit 10.2 to Form 10-Q for period ended March 31, 2005
Summary of Named Executive Officer Compensation Arrangements

In addition to the base salaries noted in the table below, compensation arrangements for our named executive officers include benefits paid under other IGT Plans for Management Bonus, Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K. These individuals also receive certain perquisites as explained in our annual proxy statement. Except where noted that employment contracts have been filed as exhibits, these employment arrangements are at-will. Ward Chilton, who was a named executive officer in our last proxy statement, ceased to be an executive officer effective March 31, 2005.

		Annual Base Salary
Name	Title	at March 31, 2005 (1)
Thomas J. Matthews (2)	President, Chief Executive Officer, and Chief Operating Officer	$650,000
Maureen T. Mullarkey (2)	Executive Vice President, Chief Financial Officer, and Treasurer	$450,000
Steve Morro (3)	President, North America Gaming Division	$400,000
Robert A. Bittman	Executive Vice President, Product Strategy	$300,000
Anthony Ciorciari	Executive Vice President, Operations	$300,000

(1)	Amounts reported in our proxy statement may vary depending on the timing of pay periods during the fiscal year

(2)	Employment contracts have been filed in separate exhibits to our most recent annual report on Form 10-K

(3)	Expected to be a named executive officer in our next proxy statement